UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-6290

LEGG MASON PARTNERS WORLD FUNDS, INC.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-451-2010

Date of fiscal year end: October 31

Date of reporting period: January 31, 2007

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS WORLD FUNDS, INC.

LEGG MASON PARTNERS INFLATION MANAGEMENT FUND

FORM N-Q

JANUARY 31, 2007

LEGG MASON PARTNERS INFLATION MANAGEMENT FUND

Schedule of Investments (unaudited)	January 31, 2007

FACE AMOUNT†		SECURITY	VALUE
SOVEREIGN BONDS - 48.5%
Australia - 2.3%
550,000	AUD	Australia Government, Bonds, 4.000% due 8/20/20	$637,863

Canada - 2.9%
681,412	CAD	Government of Canada, Bonds, 4.000% due 12/1/31	831,505

France - 11.1%
		Government of France:
		Bonds, Series OATe:
981,570	EUR	3.000% due 7/25/12	1,348,548
702,891	EUR	3.150% due 7/25/32	1,134,491
1,460,000	EUR	Zero coupon bond to yield 3.889% due 10/25/32	640,021

		Total France	3,123,060

Germany - 2.5%
559,086	EUR	Bundesrepublik Deutschland, Series I/L, 1.500% due 4/15/16	696,113

Sweden - 5.1%
7,000,000	SEK	Government of Sweden, Bonds, Series 3104, 3.960% due 12/1/28	1,447,595

United Kingdom - 24.6%
		United Kingdom Treasury Gilt:
		Bonds:
100,000	GBP	2.500% due 5/20/09	496,199
28,000	GBP	4.250% due 6/7/32 (a)	53,081
10,000	GBP	2.000% due 1/26/35	26,784
		Bonds, Series 8MO:
450,000	GBP	6.586% due 8/23/11 (a)	2,371,656
275,000	GBP	6.019% due 4/16/20	1,412,190
442,000	GBP	6.036% due 7/22/30 (a)	1,997,939
271,978	GBP	Series 3MO, 1.250% due 11/22/55	611,389

		Total United Kingdom	6,969,238

		TOTAL SOVEREIGN BONDS (Cost - $13,575,848)	13,705,374

CORPORATE BONDS & NOTES - 2.7%
Capital Markets - 2.3%
150,000		Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16 (b)	158,701
500,000		Lehman Brothers Holdings Inc., Medium-Term Notes, Series G, 2.220% due 9/28/07 (c)	494,805

		Total Capital Markets	653,506

Commercial Banks - 0.4%
100,000		Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16 (b)(c)	103,416

		TOTAL CORPORATE BONDS & NOTES (Cost - $749,035)	756,922

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.4%
U.S. Government Obligation - 2.4%
390,000		U.S. Treasury Bonds, 6.250% due 8/15/23	443,290
475,000		U.S. Treasury Strip Principal (STRIP), zero coupon bond to yield 5.530% due 11/15/21	225,874

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $645,155)	669,164

U.S. TREASURY INFLATION PROTECTED SECURITIES - 45.3%
		U.S. Treasury Bonds, Inflation Indexed:
2,969,961		3.000% due 7/15/12	3,063,702

See Notes to Schedule of Investments.

LEGG MASON PARTNERS INFLATION MANAGEMENT FUND

Schedule of Investments (unaudited) (continued)	January 31, 2007

FACE AMOUNT	SECURITY	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 45.3% (continued)
$233,514	2.000% due 1/15/16	$226,062
2,057,902	2.375% due 1/15/25	2,045,684
314,737	2.000% due 1/15/26	295,250
845,788	3.875% due 4/15/29	1,062,357
	U.S. Treasury Notes, Inflation Indexed:
1,771,180	3.625% due 1/15/08	1,788,894
884,678	3.875% due 1/15/09	908,938
1,542,336	0.875% due 4/15/10	1,466,967
267,190	2.000% due 1/15/14	260,124
654,305	1.625% due 1/15/15	617,321
331,517	1.875% due 7/15/15	318,554
429,058	2.500% due 7/15/16	433,198
339,738	2.375% due 1/15/17	339,075

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $12,963,043)	12,826,126

CONTRACTS
PURCHASED OPTION - 0.0%
13,000	U. S. Treasury Bonds Futures, Put @ 110, expires 2/23/2007 (Cost - $6,565)	8,328

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost - $27,939,646)	27,965,914

FACE AMOUNT
SHORT-TERM INVESTMENT - 0.2%
U.S. Government Agency - 0.2%
$50,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.197% due 6/25/07 (d)(e) (Cost - $49,000)	48,987

	TOTAL INVESTMENTS - 99.1% (Cost - $27,988,646#)	28,014,901
	Other Assets in Excess of Liabilities - 0.9%	269,219

	TOTAL NET ASSETS - 100.0%	$28,284,120

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is segregated for open futures contracts and written options.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2007.
(d)	Rate shown represents yield to maturity.
(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD-Australian Dollar

CAD-Canadian Dollar

EUR-Euro

GBP-Great British Pound

SEK-Swedish Krona

STRIP-Separate Trading of Registered Interest and Principal.

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
13	U.S. Treasury Bonds Futures, Put	2/23/07	$109.00	$3,859

	TOTAL OPTIONS WRITTEN (Premiums received - $2,982)			$3,859

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners Inflation Management Fund (the “Fund”) is a separate non-diversified investment fund of Legg Mason Partners World Funds, Inc. (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio, to the extent permitted by its investment policies and objectives. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity. The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(e) Written Options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement(s) of Assets and Liabilities. The Fund(s) bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$352,274
Gross unrealized depreciation	(326,019)

Net unrealized appreciation/depreciation	$26,255

At January 31, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized (Loss)
Contracts to Buy:
Euro	12	3/07	$6,162	$624	$(5,538)
Euribor	20	9/07	25,202	22,911	(2,291)
LIBOR	182	12/07	52,945	4,461	(48,484)
LIBOR	19	3/08	5,719	3,260	(2,459)
Pound Sterling	6	12/07	5,998	956	(5,042)

					(63,814)

Contracts to Sell:
Federal Republic of Germany	12	3/07	78	156	(78)
Federal Republic of Germany 10 Year Bonds	7	3/07	1,051,288	1,046,146	5,142
LIBOR	37	12/07	1,106	453	653
U.S. 10 Year Treasury Notes	5	3/07	532,241	533,750	(1,509)

					4,208

Net Unrealized Loss on Open Futures Contracts					$(59,606)

During the period ended January 31, 2007, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums Received
Options written, outstanding October 31, 2006	—	—
Options written	19	$4,358
Options bought back	6	1,376

Options written, outstanding January 31, 2007	13	$2,982

At January 31, 2007, the Fund had the following open forward foreign currency contracts as described below:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	$800,00	$619,047	2/7/07	$(12,153)
Australian Dollar	1,444,703	1,117,923	2/7/07	(19,347)
Australian Dollar	260,954	201,440	5/9/07	(2,626)
Canadian Dollar	170,000	144,189	2/7/07	(1,365)
Canadian Dollar	313,313	265,743	2/7/07	460
Canadian Dollar	157,916	134,297	5/9/07	583
Euro	1,000,000	1,300,326	2/7/07	7,696
Euro	400,000	520,131	2/7/07	3,595
Euro	863,091	1,126,608	5/9/07	947
Euro	1,138,972	1,486,720	5/9/07	11,763
Euro	223,503	291,743	5/9/07	1,743
Pound Sterling	349,154	684,669	2/7/07	(7,182)
Pound Sterling	291,891	572,147	5/9/07	40
Japanese Yen	106,018,960	876,806	2/7/07	(43,194)
Japanese Yen	35,429,741	293,014	2/7/07	(12,060)
Japanese Yen	13,906,260	115,009	2/7/07	(1,562)
Japanese Yen	155,354,961	1,300,542	5/9/07	4,729
Japanese Yen	121,276,050	1,015,253	5/9/07	4,619
Swedish Krona	2,108,475	302,721	2/7/07	(3,173)
Swedish Krona	4,214,343	605,067	2/7/07	(8,933)
Swedish Krona	1,000	144	2/7/07	1
Swedish Krona	322,818	46,575	5/9/07	290
Swedish Krona	3,454,922	498,468	5/9/07	5,612

				(69,517)

Contracts to Sell:
Australian Dollar	850,000	657,737	2/7/07	(1,962)
Australian Dollar	394,703	305,424	2/7/07	1,576
Australian Dollar	1,000,000	773,808	2/7/07	12,192
Australian Dollar	260,954	201,928	2/7/07	2,618
Australian Dollar	1,444,703	1,115,222	5/9/07	19,058
Canadian Dollar	347,000	294,315	2/7/07	10,758
Canadian Dollar	136,313	115,617	2/7/07	383
Canadian Dollar	157,916	133,940	2/7/07	(586)
Canadian Dollar	313,313	266,451	5/9/07	(488)
Euro	213,909	278,151	2/7/07	3,850
Euro	233,000	302,976	2/7/07	2,918
Euro	90,000	117,029	2/7/07	(459)
Euro	863,091	1,122,301	2/7/07	(990)
Euro	1,138,972	1,481,035	2/7/07	(11,762)
Pound Sterling	165,619	324,769	2/7/07	(2,769)
Pound Sterling	109,367	214,462	2/7/07	(2,462)
Pound Sterling	74,167	145,438	2/7/07	116
Pound Sterling	291,891	572,381	2/7/07	(23)
Pound Sterling	349,154	684,390	5/9/07	7,039
Japanese Yen	155,354,961	1,284,829	2/7/07	(4,575)
Japanese Yen	121,276,050	1,002,987	2/7/07	(4,172)
Swedish Krona	6,000,000	861,439	2/7/07	(11,581)
Swedish Krona	322,818	46,348	2/7/07	(294)
Swedish Krona	3,454,922	496,034	2/7/07	(5,627)

				12,758

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(56,759)

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners World Funds, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: March 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: March 28, 2007

By:	/S/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date: March 28, 2007